Exhibit 10.30

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Agreement”) is made and entered into effective as of June 30, 2012, by and between Applied Visual Sciences, Inc., a Delaware corporation (the “Borrower”), and Michael W. Trudnak (the “Lender”).

WITNESSETH:

WHEREAS, the Borrower and Lender entered into Loan Agreements, dated April 21, 2006, October 3, 2006, and October 18, 2006 (collectively, the “Loan Agreements”), pursuant to which the Lender loaned to the Borrower $200,000, $102,000 and $100,000 respectively, an aggregate of $402,000 for the purpose of facilitating on-going operations; and

WHEREAS, the principal amount of the April 21, 2006 loan was evidenced by a promissory note dated April 21, 2006 (the “April 21, 2006 Note”), the principal amount of the October 3, 2006 loan was represented by a promissory note dated October 3, 2006 (the “October 3, 2006 Note”), and the October 18, 2006 loan was represented by a promissory note dated October 18, 2006 (the “October 18, 2006 Note”), each as executed by the Borrower (the April 21, 2006 Note, the October 3, 2006 Note and the October 18, 2006 Note shall collectively be referred to herein as the “Notes”); and

WHEREAS, each such Note originally provided that the principal amount thereof is due in one payment the earlier of: “(a) six months from the date of execution of the Note, (b) the date the Borrower receives an aggregate of $2,000,000 or more from the sales of its common stock, $.001 par value per share, or other securities of the Borrower following the date of issuance of this Note, or (c) the date of the occurrence of an Event of Default”; and

WHEREAS, the parties entered into an Amendment Agreement, dated effective October 21, 2006 (the “October 21, 2006 Amendment Agreement”), pursuant to which they agreed to amend the April 21, 2006 Note to extend the date the principal amount thereof is due and payable to December 31, 2006; and

WHEREAS, the parties entered into an Amendment Agreement, dated effective November 10, 2006 (the “November 10, 2006 Amendment Agreement”), pursuant to which they agreed to amend the Notes to extend the date the principal amount thereof of $402,000 is due and payable to May 31, 2007; and

WHEREAS, the Borrower paid the Lender the sum of $100,000 on November 20, 2006 and the sum of $100,000 on April 17, 2007, in repayment of the April 21, 2006 Note; and

WHEREAS, on June 25, 2008, the Lender made an additional loan to the Borrower in the amount of $24,000, for the purpose of facilitating on-going operations, and subject to the same terms and conditions as the October 18, 2006 Note; and

WHEREAS, the Borrower paid the Lender the sum of $26,000 on August 1, 2010, $62,200 on September 24, 2010, $6,900 on October 15, 2010, and $6,900 on December 3, 2010, in repayment of the October 3, 2006 Note; and

WHEREAS, the Borrower paid the Lender the sum of $6,900 on December 12, 2010, $26,200 during the period of January through June 2011, and $6,900 on November 16, 2011, towards repayment of the October 18, 2006 Note;

WHEREAS, on September 14, 2011, the Lender made an additional loan to the Borrower in the amount of $5,000, for the purpose of facilitating on-going operations, and subject to the same terms and conditions as the October 18, 2006 Note; and

WHEREAS, the parties desire to extend the outstanding principal amount of $89,000 under the Notes due and payable to the Lender and modify the conditions under which the payment of such principal amount by the Borrower may be accelerated.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the parties agree as follows:

1.

The first full paragraph of the April 21, 2006 Note, as amended by the Amendment Agreement, is hereby further amended by deleting the language in subparagraphs (a), (b) and (c) thereof in their entirety and inserting in lieu thereof the following: “(a) December 31, 2007.”

2.

The first full paragraph of the October 3, 2006 Note is hereby amended by deleting the language in subparagraphs (a), (b) and (c) thereof in their entirety and inserting in lieu thereof the following: “(a) December 31, 2010.”

3.

The first full paragraph of the October 18, 2006 Note is hereby amended by deleting the language in subparagraphs (a), (b) and (c) thereof in their entirety and inserting in lieu thereof the following: “(a) December 30, 2012.”

4.

Except as set forth above, all other terms and provisions of the Notes and the Loan Agreements shall remain unchanged and in full force and effect.

5.

The Lender hereby waives any and all events of default that have occurred under the Notes following the date of each such Note and through the date hereof.

6.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the conflict of laws provisions of such state.

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IN WITNESS WHEREOF, the Borrower and Lender have caused this Agreement to be duly executed effective as of the date first above written.

WITNESS:

APPLIED VISUAL SCIENCES, INC.

(“BORROWER”)

___________________________

By:

____________________________________

Name:

/s/Gregory E. Hare

Its:

Chief Financial Officer

WITNESS:

MICHAEL W. TRUDNAK

(“LENDER”)

__________________________

Signed: ___________________________________

  /s/ Michael W. Trudnak